Exhibit 99.1
                                                                    ------------
                                       Insight Communications Company, Inc.

                                         Executive Officers and Directors
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

------------------------- --------------------------- ---------------------------- ------------------------------
Name                      Position                    Principal Occupation         Business Address
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Michael S. Willner*       President and Chief         President and Chief          Insight Communications
                          Executive Officer           Executive Officer            Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Sidney R. Knafel*         Chairman of the Board       Chairman of the Board        Insight Communications
                                                                                   Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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------------------------- --------------------------- ---------------------------- ------------------------------
Kim D. Kelly*             Executive Vice President,   Executive Vice President,    Insight Communications
                          Chief Operating and         Chief Operating and          Company, Inc.
                          Financial Officer and       Financial Officer and        126 East 56th Street
                          Secretary                   Secretary                    New York, NY  10022
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Steven E. Sklar           Senior Vice President of    Senior Vice President of     Insight Communications
                          Finance and Business        Finance and Business         Company, Inc.
                          Development                 Development                  126 East 56th Street
                                                                                   New York, NY  10022
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James A. Stewart          Senior Vice President of    Senior Vice President of     Insight Communications
                          Operations                  Operations                   Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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E. Scott Cooley           Senior Vice President,      Senior Vice President,       Insight Communications
                          Insight Communications of   Insight Communications of    Company, Inc.
                          Indiana, LLC                Indiana, LLC                 8440 Woodfield Crossing,
                                                                                   Suite 320
                                                                                   Indianapolis, Indiana  46240
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Pamela Euler Halling      Senior Vice President of    Senior Vice President of     Insight Communications
                          Marketing and Programming   Marketing and Programming    Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Charles E. Dietz          Senior Vice President of    Senior Vice President of     Insight Communications
                          Engineering                 Engineering                  Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Daniel Mannino            Senior Vice President and   Senior Vice President and    Insight Communications
                          Controller                  Controller                   Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022

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Gregory B. Graff          Senior Vice President and   Senior Vice President and    Insight Communications
                          General Manager of          General Manager of Insight   Company, Inc.
                          Insight Communications of   Communications of Central    3770 East Livingston Avenue
                          Central Ohio, LLC           Ohio, LLC                    Columbus, Ohio  43227
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Colleen Quinn             Senior Vice President of    Senior Vice President of     Insight Communications
                          Corporate Relations         Corporate Relations          Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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William Gilbert           Vice President of           Vice President of            Insight Communications
                          Advertising Sales           Advertising Sales            Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Susane Newell             Vice President of           Vice President of            Insight Communications
                          Programming                 Programming                  Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Elizabeth Grier           Vice President of           Vice President of            Insight Communications
                          Administration              Administration               Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Judy Poole                Vice President of Human     Vice President of Human      Insight Communications
                          Resources                   Resources                    Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Mary Rhodes               Vice President of           Vice President of Customer   Insight Communications
                          Customer Service            Service Administration       Company, Inc.
                          Administration                                           126 East 56th Street
                                                                                   New York, NY  10022
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Heather Wright            Vice President of           Vice President of            Insight Communications
                          Strategic Marketing         Strategic Marketing          Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Lori Urias Gehris         Vice President of Training  Vice President of Training   Insight Communications
                                                                                   Company, Inc.
                                                                                   126 East 56th Street
                                                                                   New York, NY  10022
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Thomas L. Kempner         Director                    Chairman and Chief           Loeb Partners Corporation
                                                      Executive Officer of Loeb    61 Broadway, 24th Floor
                                                      Partners Corporation         New York, NY 10006
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James S. Marcus           Director                    President, Metropolitan      720 Park Avenue
                                                      Opera                        New York, NY 10021
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Prakash A. Melwani        Director                    Managing Director of         Vestar Capital Partners
                                                      Vestar Capital Partners      245 Park Avenue, 41st Floor
                                                                                   New York, NY 10167
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Daniel S. O'Connell       Director                    Chief Executive Officer of   Vestar Capital Partners
                                                      Vestar Capital Partners      245 Park Avenue, 41stFloor
                                                                                   New York, NY 10167
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* Also a Director.

                                             Insight Interactive, LLC

                                         Executive Officers and Directors

-------------------------------------- ------------------- ------------------------- ----------------------------------
Name                                   Position            Principal Occupation      Business Address
-------------------------------------- ------------------- ------------------------- ----------------------------------
-------------------------------------- ------------------- ------------------------- ----------------------------------
Michael S. Willner                     Chief Executive     President and Chief       Insight Communications Company,
                                       Officer             Executive Officer         Inc.
                                                                                     126 East 56th Street
                                                                                     New York, NY  10022
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-------------------------------------- ------------------- ------------------------- ----------------------------------
Sidney R. Knafel                       Chairman of the     Chairman of the Board     Insight Communications Company,
                                       Board                                         Inc.
                                                                                     126 East 56th Street
                                                                                     New York, NY  10022
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-------------------------------------- ------------------- ------------------------- ----------------------------------
Kim D. Kelly                           Executive Vice      Executive Vice            Insight Communications Company,
                                       President, Chief    President, Chief          Inc.
                                       Operating and       Operating and Financial   126 East 56th Street
                                       Financial Officer   Officer                   New York, NY  10022
-------------------------------------- ------------------- ------------------------- ----------------------------------
-------------------------------------- ------------------- ------------------------- ----------------------------------
Elizabeth Grier                        Secretary           Secretary                 Insight Communications Company,
                                                                                     Inc.
                                                                                     126 East 56th Street
                                                                                     New York, NY  10022
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-------------------------------------- ------------------- ------------------------- ----------------------------------
Daniel Mannino                         Treasurer           Treasurer                 Insight Communications Company,
                                                                                     Inc.
                                                                                     126 East 56th Street
                                                                                     New York, NY  10022
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